TIAA-CREF Funds	Summary Prospectus

TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund

AUGUST 1, 2020

Class:	Institutional	Advisor	Retail
Ticker:	TITIX	TIXHX	TIXRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/tcf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2020, as subsequently supplemented, and the sections of the Fund’s shareholder report dated March 31, 2020 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semiannual shareholder reports of the Fund and of the other investment portfolios (collectively with the Fund, the “Funds”) of the TIAA-CREF Funds (the “Trust”) will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or by contacting your financial intermediary (such as a broker-dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to continue to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your

TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund  ■  Summary Prospectus     1

shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or, if you are a direct investor or invest through a TIAA Account, to all funds held with the Funds and any other investment companies within the same group of related investment companies.

Investment objective

The Fund seeks current income that is exempt from regular federal income tax.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Institutional Class or Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%
Redemption or exchange fee	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	$15.00

2     Summary Prospectus  ■  TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class		Retail Class

Management fees	0.25%	0.25%		0.25%
Distribution (Rule 12b-1) fees	—	—		0.25%
Other expenses	0.08%	0.18%	[1]	0.11%
Total annual Fund operating expenses	0.33%	0.43%		0.61%
Waivers and expense reimbursements[2]	(0.03)%	(0.03)%		(0.03)%
Total annual Fund operating expenses after
fee waiver and/or expense reimbursement	0.30%	0.40%		0.58%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.30% of average daily net assets for Institutional Class shares; (ii) 0.45% of average daily net assets for Advisor Class shares; and (iii) 0.65% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least July 31, 2021, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Retail Class
1 year	$31	$41	$59
3 years	$103	$135	$192
5 years	$182	$238	$337
10 years	$415	$539	$759

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year

TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund  ■  Summary Prospectus     3

ended March 31, 2020, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt from federal income tax, including federal alternative minimum tax (“AMT”). The Fund will generally invest in tax-exempt bonds that have a final maturity of between five and fifteen years. In pursuing its investment objective, the Fund seeks to weight investment in tax-exempt bonds such that at the time of investment in a particular bond at least 5% and not more than 15% of the Fund’s net assets (calculated based on the face (par) value of each tax-exempt bond) is invested in tax-exempt bonds with a final maturity in each year within the five- to fifteen-year maturity range. When a municipal security has a final maturity of less than five years, the Fund normally intends to sell that security within a year and reinvest the proceeds in securities with maturities in the five- to fifteen-year range. The Fund’s portfolio is “laddered” by investing in municipal obligations with different final maturities so that some obligations age out of the five- to fifteen-year maturity range during each year. The Fund may invest up to 20% of its assets in securities rated below investment-grade, or unrated securities of comparable quality, which are usually called “junk bonds.”

The Fund may also invest in other municipal securities including bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers at the time of issuance, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from AMT). Some of these securities may also be exempt from certain state and local income taxes. The Fund generally defines final maturity as (i) the stated final maturity of a bond, whether or not callable; (ii) the first call date of an existing pre-refunded bond; (iii) the earliest put date of a put bond; or (iv) the monthly re-set date of a municipal floating-rate bond or obligation. All municipal obligations maturing within a calendar year will be defined as having the same final maturity. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Municipal securities are often issued to raise funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works.

4     Summary Prospectus  ■  TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund

The Fund does not have a specific target for its average portfolio duration. As of May 31, 2020, the duration of the Fund’s benchmark index, the Bloomberg Barclays 10-Year Municipal Bond Index, was 5.38 years.

The Fund may invest up to 20% of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to finance private, for-profit organizations. The interest on these securities (including the Fund’s distribution of that interest) may be a preference item for purposes of the AMT. The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

The Fund can also invest in other municipal securities, including certificates of participation, municipal leases, municipal obligation components and municipal custody receipts. In addition, the Fund can invest in municipal bonds secured by mortgages on single-family homes and multi-family projects. The Fund’s investments in these securities are subject to prepayment and extension risk. All of the Fund’s assets are dollar-denominated securities.

The Fund may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Fund’s investment strategies.

The Fund pursues superior returns using historical yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. The Fund usually sells investments that Teachers Advisors, LLC (“Advisors”) believes to be overvalued on a relative basis.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. As of the date of this Prospectus, interest rates in the United States and in certain foreign markets are at low levels. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due.

TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund  ■  Summary Prospectus     5

• Credit Spread Risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

• State and Municipal Investment Risk—Because the Fund invests significantly in tax-exempt bonds and other municipal securities, events affecting states and municipalities may adversely affect the Fund’s investments and its performance. These events may include severe financial difficulties and continued budget deficits, economic or political policy changes, tax base erosion, state constitutional limits on tax increases, and changes in the credit ratings assigned to state and municipal issuers of debt instruments.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

• Tax Risk—Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or the non-compliant conduct of a bond issuer.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures,

6     Summary Prospectus  ■  TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund

options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2019, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

As of August 1, 2018, certain changes were made to the Fund’s investment strategy. As a result, the Fund’s performance may differ from the performance information shown below for the period prior to August 1, 2018 as the Fund did not employ a laddering approach during this period. The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund  ■  Summary Prospectus     7

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

5–15 Year Laddered Tax-Exempt Bond Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2020, was 0.44%.

Best quarter: 4.12%, for the quarter ended June 30, 2011. Worst quarter: -4.78%, for the quarter ended December 31, 2010.

8     Summary Prospectus  ■  TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2019

	Inception date	One year	Five years	Ten years
Institutional Class	3/31/2006
Return before taxes		7.84%	3.16%	3.83%
Return after taxes on distributions		7.76%	2.92%	3.61%
Return after taxes on distributions and sale of
Fund shares		5.73%	2.87%	3.52%
Advisor Class	12/4/2015
Return before taxes		7.76%	3.12%*	3.81%*
Retail Class	3/31/2006
Return before taxes		7.53%	2.87%	3.57%

Bloomberg Barclays 10-Year Municipal Bond Index
(reflects no deductions for fees, expenses or taxes)		7.70%	3.68%	4.64%

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

For the Fund’s most current 30-day yield, please call the Fund at 800-842-2252.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Joel Levy	Tim Ryan
Title:	Managing Director	Managing Director
Experience on Fund:	since 2015	since 2019

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate

TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund  ■  Summary Prospectus     9

accounts. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements.

Tax information

The Fund intends to make distributions to shareholders that may be tax-exempt income, taxable ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10     Summary Prospectus  ■  TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund

[This page intentionally left blank.]

Printed on paper containing recycled fiber	A11990 (8/20)

A11990 (8/20)